                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                        ________________________________


                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 3, 2001
                                ----------------


                               CASUAL MALE CORP.
                               -----------------
               (Exact name of Registrant as Specified in Charter)


       Massachusetts                  0-14681                    04-2866591
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS employer
     of incorporation)                                    identification number)

               555 Turnpike Street, Canton, Massachusetts   02021
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip code)

      Registrant's telephone number, including area code:   (781) 828-9300
                                                            --------------

                                 J. Baker, Inc.
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

This amendment to the Registrant's Current Report on Form 8-K amends Item 7 to add the pro forma financial information required to be filed.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------

     Effective February 3, 2001, the Company completed the sale of its licensed footwear business to Footstar Corporation, a subsidiary of Footstar, Inc., for net cash proceeds of $59.0 million. The transaction involved the sale of substantially all of the assets of the Company's JBI, Inc. ("JBI") and Morse Shoe, Inc. ("Morse") subsidiaries which assets included license agreements, inventory, fixed assets and intellectual property for the various department store chains serviced by JBI and Morse. Footstar assumed certain liabilities of JBI and Morse. The operations sold to Footstar comprised the Company's footwear segment.

     The net cash proceeds received from the transaction were used to pay down the Company's bank debt pursuant to the 1999 Loan and Security Agreement with Fleet Retail Finance, Inc., as Agent (the "Credit Agreement") and the Company's Chattel Loan with BancBoston Leasing Inc. Upon consummation of the aforementioned transaction, the Company amended and restated the Credit Agreement. This amendment and restatement reduced the Company's revolving loan commitment from $160 million to $110 million and reduced the term loan from $25 to $20 million. As with the prior agreements, these loans are secured by substantially all of the assets of the Company and its subsidiaries.

Item 7.  Financial Statements and Pro Forma Financial Information:
------------------------------------------------------------------

     (b) Pro Forma Financial Information                                    Page
                                                                            ----
              -- Pro forma consolidated condensed balance sheet at           4
                 October 28, 2000

              -- Pro forma consolidated statement of earnings for the        5
                 nine months ended October 28, 2000

              -- Pro forma consolidated statement of earnings for the        6
                 year ended January 29, 2000

              -- Notes to pro forma consolidated financial statements        7

     The following unaudited pro forma consolidated condensed balance sheet as of October 28, 2000 and the pro forma consolidated statements of earnings for the nine months ended October 28, 2000 and for the year ended January 29, 2000 give effect to the disposition by the Company of its footwear segment.

     The pro forma statements have been prepared by management of Casual Male Corp. based on the historical financial statements of the Company. Each gives effect to the assumptions and adjustments in the accompanying notes to the pro forma consolidated financial statements as if the disposition had occurred at the beginning of the periods presented for purposes of the unaudited statements of earnings and on October 28, 2000 for purposes of the unaudited consolidated condensed balance sheet.

     The unaudited pro forma statements presented are for informational purposes only and do not purport to represent what the Company's financial condition and results of operations would have been, as of and for the nine months ended October 28, 2000 or for the fiscal year ended January 29, 2000, respectively, had the disposition taken place on the dates indicated above, or to project the Company's financial position or results of operations for any future date or period.

     The pro forma adjustments are based upon available information and upon certain assumptions that the Company's management believes are reasonable. The pro forma financial information should be read in conjunction with the Company's Form 10-Q for the period ended October 28, 2000 and the January 29, 2000 audited consolidated financial statements of Casual Male Corp. (formerly J. Baker, Inc.) within the Form 10K.

                               CASUAL MALE CORP.
                 Pro Forma Consolidated Condensed Balance Sheet
                                October 28, 2000
                                  (unaudited)


                                                                            PRO FORMA       PRO FORMA
                                                           As reported   ADJUSTMENTS (1)    BALANCES
                                                          -------------  ---------------  -------------
Assets
------
Current assets:
   Cash and cash equivalents                               $  1,653,614    $          -    $  1,653,614
   Accounts receivable, net                                  16,887,963               -      16,887,963
   Merchandise inventory                                    171,684,853               -     171,684,853
   Prepaid expenses                                          10,160,003               -      10,160,003
   Deferred income tax                                        2,924,000               -       2,924,000
   Net assets of discontinued operations held for sale       88,504,254     (88,504,254)              -
                                                           ------------    ------------    ------------
       Total current assets                                 291,814,687     (88,504,254)    203,310,433

Property and equipment, at cost                             118,619,668               -     118,619,668
   Less accumulated depreciation                             51,335,356               -      51,335,356
                                                           ------------    ------------    ------------
   Net property, plant and equipment                         67,284,312               -      67,284,312

Deferred income taxes                                        61,653,741       9,607,000      71,260,741
Other assets, at cost, less accumulated amortization         15,178,342               -      15,178,342
                                                           ------------    ------------    ------------

Total assets                                               $435,931,082    $(78,897,254)   $357,033,828
                                                           ============    ============    ============

Liabilities and stockholders' equity
------------------------------------
Current liabilities:
   Current portion of long-term debt                          4,170,830               -       4,170,830
   Accounts payable                                          71,437,380               -      71,437,380
   Accrued expenses                                          23,566,392       2,948,421      26,514,813
                                                           ------------    ------------    ------------

       Total current liabilities                             99,174,602       2,948,421     102,123,023

Other liabilities                                             2,385,776               -       2,385,776
Long-term debt, net of current portion                      186,652,284     (67,642,773)    119,009,511
Senior subordinated debt                                      8,373,000               -       8,373,000
Convertible subordinated debt                                70,353,000               -      70,353,000

   Stockholders' equity                                      68,992,420     (14,202,902)     54,789,518
                                                           ------------    ------------    ------------

Total liabilities and stockholders' equity                 $435,931,082    $(78,897,254)   $357,033,828
                                                           ============    ============    ============

See accompanying notes to pro forma consolidated financial statements.

                       CASUAL MALE CORP. AND SUBSIDIARIES
                 Pro Forma Consolidated Statements of Earnings
                   For the nine months ended October 28, 2000

                                                                                 PRO FORMA       PRO FORMA
                                                               As reported    ADJUSTMENTS (2)     BALANCES
                                                              --------------  ---------------  --------------
Net sales                                                      $318,345,882     $          -    $318,345,882

Cost of sales                                                   160,902,766                -     160,902,766
                                                               ------------     ------------    ------------

   Gross profit                                                 157,443,116                -     157,443,116

Selling, administrative and general expenses                    131,104,349                -     131,104,349

Depreciation and amortization                                     8,661,369                -       8,661,369
                                                               ------------     ------------    ------------

   Operating income                                              17,677,398                -      17,677,398

Interest expense, net                                             9,715,677       (3,938,250)      5,777,427
                                                               ------------     ------------    ------------

   Earnings from continuing operations before income taxes        7,961,721        3,938,250      11,899,971
Income tax expense                                                2,866,000        1,418,000       4,284,000
                                                               ------------     ------------    ------------

   Net earnings from continuing operations                        5,095,721        2,520,250       7,615,971

Discontinued operations:
   Earnings from discontinued operations, net of
   income taxes                                                   1,020,940       (1,020,940)              -
   Loss on disposal of discontinued operations,
   net of income taxes                                          (26,221,000)     (13,181,962)    (39,402,962)
                                                               ------------     ------------    ------------
   Loss from discontinued operations                            (25,200,060)     (14,202,902)    (39,402,962)
                                                               ------------     ------------    ------------

Net earnings (loss)                                            $(20,104,339)    $(11,682,652)   $(31,786,991)
                                                               ============     ============    ============

Earnings (loss) per common share:
 Basic
   Continuing operations                                       $       0.36                            $0.54
   Discontinued operations                                            (1.79)                           (2.80)
                                                               ------------                     ------------
   Net loss per common
   share, basic                                                $     (1.43)                          $(2.26)
                                                               ============                     ============

 Diluted
   Continuing operations                                       $       0.36                            $0.53
   Discontinued operations                                            (1.76)                           (2.75)
                                                               ------------                     ------------
   Net loss per common
   share, diluted                                              $     (1.40)                           $(2.22)
                                                               ============                     ============

Number of shares used to compute
   earnings (loss) per common share:
   Basic                                                         14,067,850                       14,067,850
                                                               ============                     ============

   Diluted                                                       14,325,652                       14,325,652
                                                               ============                     ============

See accompanying notes to pro forma consolidated financial statements.

                       CASUAL MALE CORP. AND SUBSIDIARIES
                 Pro Forma Consolidated Statements of Earnings
                      For the year ended January 29, 2000



                                                                                 Pro Forma       Pro Forma
                                                                 As reported   Adjustments(2)     Balances
                                                                 ------------  --------------  --------------
Net sales                                                        $665,456,337  $(254,349,677)   $411,106,660

Cost of sales                                                     359,983,047   (147,829,024)    212,154,023
                                                                 ------------  -------------    ------------

      Gross profit                                                305,473,290   (106,520,653)    198,952,637

Selling, administrative and general expenses                      257,717,486    (93,117,302)    164,600,184

Depreciation and amortization                                      17,636,726     (5,624,010)     12,012,716
                                                                 ------------  -------------    ------------

      Operating income                                             30,119,078     (7,779,341)     22,339,737

Interest expense, net                                              16,877,468    (11,209,541)      5,667,927
                                                                 ------------  -------------    ------------

      Earnings from continuing operations before income taxes      13,241,610      3,430,200      16,671,810

Income tax expense                                                  4,369,000      1,132,000       5,501,000
                                                                 ------------  -------------    ------------

      Net earnings from continuing operations                       8,872,610      2,298,200      11,170,810

Loss on disposal of discontinued operations, net of
      income tax benefit                                                    -    (39,768,802)    (39,768,802)
                                                                 ------------  -------------    ------------

      Net earnings (loss)                                        $  8,872,610  $ (37,470,602)   $(28,597,992)
                                                                 ============  =============    ============

Earning (loss)  per common share:
      Basic
        Continuing operations                                    $       0.63                          $0.79
        Discontinued operations                                             -                          (2.82)
                                                                 ------------                   ------------
        Net earnings (loss) per common share, basic              $       0.63                         $(2.03)
                                                                 ============                   ============

Earning (loss)  per common share:
      Diluted
        Continuing operations                                    $       0.62                          $0.77
        Discontinued operations                                             -                          (2.12)
                                                                 ------------                   ------------
        Net earnings (loss) per common share, diluted            $       0.62                         $(1.35)
                                                                 ============                   ============

Number of shares used to compute
   earnings (loss) per common share:
   Basic                                                           14,065,734                     14,065,734
                                                                 ============                   ============

   Diluted                                                         14,373,272                     18,714,357
                                                                 ============                   ============

See accompanying notes to pro forma consolidated financial statements.

Casual Male Corp. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Statement

(1) As previously disclosed in the Company's Form 10-Q for the period ended October 28, 2000 and elsewhere in this Form 8-K/A, in November 2000, the Company announced it had entered into an agreement with an affiliate of Footstar, Inc. to sell substantially all of the assets of its JBI, Inc. and Morse Shoe, Inc. subsidiaries, which are the entities that comprised its footwear segment. During the fourth quarter of fiscal 2001, the Company provided for additional losses on the disposal of its footwear segment in the amount of $14.2 million, (net of tax benefit of $9.6 million). The additional provision was required primarily due to higher inventory liquidation and severance costs than expected. On February 3, 2001 the sale of the footwear division to Footstar, Inc. was finalized.

The following is an analysis of the receipt and application of proceeds from the disposition of the footwear segment as if it occurred on October 28, 2000 (in thousands):

     Estimated value of net assets of discontinued
     operations held for sale at October 28, 2000
     (previously reported):                                    $  88,504

     Less:

     Additional provision for losses attributable
     to net assets of discontinued operations held
     for sale                                                    (20,861)
                                                               ---------

     Pro forma proceeds available to pay bank debt
     at October 28, 2000                                       $  67,643
                                                               =========


(2) Pro forma adjustments to the Company's Consolidated Statement of Earnings for the nine months ended October 28, 2000 and for the year ended January 29, 2000 reflect the effects of discontinued operations as if the transaction occurred at the beginning of each period, respectively. In addition, the pro forma adjustment to reduce interest expense includes the receipt of $59.0 million, which proceeds were used to reduce the Company's outstanding bank debt. The pro forma effective tax rate used for the nine months ended October 28, 2000 and the year ended January 29, 2000 was 36% and 33%, respectively.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CASUAL MALE CORP.



                                        By: /s/ Alan I. Weinstein
                                            ---------------------
                                            Alan I. Weinstein
                                            Chief Executive Officer

Date:  Canton, Massachusetts
       April 19, 2001